EXHIBIT 10.3
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                               GUARANTY AGREEMENT
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         THIS GUARANTY AGREEMENT made as of the 30 day of October, 2000, is by
LASERTEL, INC., an Arizona corporation, with a principal place of business at 7775 N. Casa Grande Highway, Marana, Arizona 85743 (the "Guarantor") to the benefit of CITIZENS BANK NEW HAMPSHIRE, a guaranty savings bank organized under the laws of the State of New Hampshire with an address of 875 Elm Street, Manchester, New Hampshire 03101 (the "Bank").

                                   WITNESSETH:

         WHEREAS, Guarantor is a wholly-owned subsidiary of PRESSTEK, INC., a Delaware corporation, with a principal place of business at 8 Commercial Street, Hudson, New Hampshire 03051 (the "Borrower");

         WHEREAS, the Bank has extended to Borrower a mortgage term loan in the principal amount of Six Million Nine Hundred Thousand Dollars ($6,900,000.00) ("Term Loan") in accordance with the Loan Agreement dated December 18, 1996, amended by Amendment to Loan Agreement and Related Loan Documents of even date between the Bank and the Borrower (as amended, the "Loan Agreement"), evidenced by a Term Promissory Note in the principal amount of Six Million Nine Hundred Thousand Dollars ($6,900,000.00) dated February 6, 1998 (the "Term Note")

         WHEREAS, the Bank is this date extending to Borrower a revolving line of credit loan in the principal amount of up to Sixteen Million Dollars ($16,000,000.00) ("Revolving Line of Credit") and a new mortgage term loan in the principal amount of up to Four Million Dollars ($4,000,000.00) ("Mortgage Loan") in accordance with the Loan Agreement, evidenced by a Replacement Revolving Line of Credit Promissory Note in the principal amount of up to Sixteen Million Dollars ($16,000,000.00) of even date (the "Revolving Line of Credit Note") and a Term Promissory Note in the principal amount of Four Million Dollars ($4,000,000.00) of even date (the "Mortgage Note"), respectively (the Term Note, the Revolving Line of Credit Note, the Mortgage Note, the Loan Agreement, and related loan documents between the Borrower and the Bank, collectively, the "Loan Documents" and the Term Loan, the Revolving Line of Credit Loan and the Mortgage Loan, collectively, the "Loan"); and

         WHEREAS, as a condition to the Bank agreeing to the extension of the Revolving Line of Credit and the Mortgage Loan, the Guarantor has agreed to execute this Guaranty.

         Accordingly, in consideration for the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and the Bank agree as follows (all terms used herein shall have the meanings given in the Loan Agreement unless expressly defined herein):

         NOW, THEREFORE, in order to induce the Bank to make the Loan to the Borrower pursuant to and in accordance with the terms and conditions of the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor hereby covenants and agrees as follows:

         1. Guaranteed Obligations. The Guarantor does hereby irrevocably and unconditionally guarantee to the Bank the due and punctual payment and performance of the following obligations (individually, a "Guaranteed Obligation" and collectively, the "Guaranteed Obligations"):

         (a) Principal of and premium, if any, and interest on the Term Note, the Revolving Line of Credit Note and the Mortgage Note (collectively, the "Note"), when the same become due and payable, whether on demand or by acceleration or otherwise;

         (b) Any and all other obligations of the Borrower to the Bank under the Loan Documents, as the same may be amended, modified, extended, renewed, replaced or restated;

         (c) Any and all obligations of the Guarantor hereunder, including, but not limited to, all costs and expenses (including reasonable attorneys' fees) that may be incurred by the Bank in enforcing this Guaranty or in collecting all or any of the Guaranteed Obligations; and

         (d) Any and all other indebtedness or obligations of the Borrower to the Bank whether now existing or hereafter arising.

         2. Demand by the Bank. Upon the failure of the Borrower punctually to pay or perform any Guaranteed Obligation when due, or upon any other Event of Default specified in the Loan Documents or herein, the Bank may, at its option, declare all of the Guaranteed Obligations immediately due and payable, and may make demand upon the Guarantor, or any Guarantor, in the sole discretion of the Bank, for the payment or performance of such or all Guaranteed Obligation(s), and the Guarantor binds and obliges itself to make such payment or performance forthwith upon such demand.

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

         3. Waiver of Demands, Notices, Diligence, etc. The Guarantor hereby assents to all the terms and conditions of the Loan Documents and the Guaranteed Obligations, and waives, to the fullest extent permitted by law, (a) demand for the payment of the principal of any Guaranteed Obligation or of any claim for interest or any part thereof (other than the demand provided for in section 2 hereof); (b) notice of the occurrence of any event of default under the Loan Documents or an event of default under any Guaranteed Obligation; (c) protest of the nonpayment of the principal of any Guaranteed Obligation or of any claim for interest or any part of any thereof; (d) notice of presentment, demand and protest; (e) notice of acceptance of any guaranty herein provided for or of the terms and provisions thereof or hereof by the Bank; (f) notice of any indulgences or extensions granted to the Borrower or any person or party which shall have assumed the obligations of the Borrower; (g) any requirement of diligence of promptness on the part of the Bank in the enforcement of any of its rights under the provisions of any Guaranteed Obligations or this Guaranty; (h) any enforcement of any Guaranteed Obligation; (i) any right which the Guarantor might have to require the Bank to proceed against any other guarantor of the Guaranteed Obligations or to realize on any collateral security for the Guaranteed Obligations; (j) any claims or defenses which the maker of the Note and the Loan Documents may have respecting the genuineness, validity, regularity or enforceability of the Note or the Loan Documents, and (k) any and all notices of every kind and description which may be required to be given by any statute or rule of law in any jurisdiction. The waivers set forth in this section 3 shall be effective notwithstanding the fact that the Borrower ceases to exist by reason of its liquidation, merger, consolidation or otherwise. The Guarantor further warrants and agrees that, to the best of its knowledge and belief, each of the waivers set forth above is made with Guarantor' full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable . If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

         If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Guaranteed Obligations shall not at all times until paid be fully secured by collateral pledged by the Borrower, the Guarantor hereby forever waives and relinquishes in favor of the Bank and the Borrower, and their respective successors, any claim or right to payment the Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor become a "creditor" of Borrower within the meaning of 11 U.S.C. 547(b), or any successor provision of the Federal bankruptcy laws. Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor or both.

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

         The Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Bank from bringing any action, including a claim for deficiency, against the Guarantor, before or after the Bank's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Bank which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Guaranteed Obligations; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever other than payment in full in legal tender of the Guaranteed Obligations; (d) any right to claim discharge of the Guaranteed Obligations on the basis of unjustified impairment of any Collateral for the Guaranteed Obligations; (e) any statute of limitations, if at any time any action or suit brought by Bank against the Guarantor is commenced there is outstanding Guaranteed Obligations of Borrower to the Bank which are not barred by any applicable statute of limitations; or (f) any defenses given to Guarantor at law or in equity other than actual payment and performance of the Guaranteed Obligations. If payment is made by Borrower, whether voluntary or otherwise, or by any third party, on the Guaranteed Obligations and thereafter Bank is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of creditors, the Guaranteed Obligations shall be considered unpaid for the purpose of enforcement of this Guaranty.

         4. Governing Law; Jurisdiction. This Guaranty Agreement shall be construed in accordance with and governed by the laws of the State of New Hampshire. The Guarantor, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the State of New Hampshire, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have as to venue in any such courts.

         5. Obligations of Guarantor Unconditional. The obligations of the Guarantor under this Agreement shall be unconditional, irrespective of the validity, regularity or enforceability of any Guaranteed Obligation, and shall not be affected by any action taken under any Guaranteed Obligation in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of the Bank to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any waiver of any term, covenant, agreement or condition of any Guaranteed Obligation or this Guaranty, or by any release of any security or any other guaranty at any time existing for the benefit of any Guaranteed Obligation, or by any sale, lease or transfer by one or more Guarantor to any person of any or all of it properties, or by any action

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

of the Bank granting indulgence or extension to, or waiving or acquiescing in any default by the Borrower or any Guarantor, or any successor to the Borrower or any Guarantor or other guarantor or any person or party which shall have assumed its obligations, or by reason of any disability or other defense of the Borrower or any Guarantor or any successor to the Borrower or any Guarantor, or by any modification, alteration, or by any circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor hereunder, it being the purpose and intent of the Guarantor that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as herein provided, and then only to the extent of such payment or performance.

         6. Subordination of Claims of Guarantor. Any claim against the Borrower or any Guarantor to which the Guarantor may be or become entitled (including, without limitation, claims by subrogation or otherwise by reason of any payment or performance by the Guarantor in satisfaction and discharge, in whole or in part, of it obligations under this Guaranty Agreement) shall be and hereby is made subject and subordinate to the prior payment or performance in full of the Guaranteed Obligations.

         7. Notices, etc. All notices, demands and other communications hereunder shall be mailed by registered or certified mail, return receipt requested, postage prepaid and shall be effective on the date of the first attempted delivery thereof by the U. S. Postal Service, as shown on the registered or certified return receipt for such notice addressed to the parties at the addresses set forth in the introductory paragraph hereof, or at such other address as the party to whom such notice or demand is directed may have designated in writing by like notice to the other party or parties hereto.

         8. Survival of Guaranty, etc. The Guarantor covenants that this Guaranty Agreement shall be binding upon it and it heirs, legal representatives, executors, administrators, and permitted assigns. This Guaranty Agreement is intended to take effect as a sealed instrument.

         9. Guarantor's Warranties, Representations, and Covenants. Guarantor represents and warrants to Bank that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Bank; (c) Guarantor has not and will not, without the prior written consent of Bank, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor' assets;
(d) Bank has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Bank's request, Guarantor will provide to Bank financial and credit information in form acceptable to Bank as Bank may reasonably request, and all such financial information provided to Bank is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the

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

dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition; (g) Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this guaranty, and Guarantor further agrees that, absent a request for information, Bank shall have no obligation to disclose to Guarantor any information or documents acquired by Bank in the course of its relationship with Bank; (h) Guarantor has the right, power, legal capacity, and authority to enter into and to perform its obligations under this Guaranty; (i) no approval, consent, authorization, filing or registration is necessary or required in connection with the Guarantor entrance into and performance of this Guaranty; and, (j) this Guaranty will not result in the breach of or violate any agreement, decree, order or law. The Guarantor further warrants, represents, and covenants to and with the Bank that all of the representations and warranties of the Borrower as set forth in the Loan Agreement are true and accurate with respect to the Guarantor (other than the financial covenants), and Guarantor shall observe and comply with all of the affirmative and negative covenants of Borrower as set forth in the Loan Agreement(other than the financial covenants), as though the Guarantor were the Borrower under the Loan Agreement making such warranties, representations, and covenants.

         10. Counterparts. This Guaranty Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

         11. Attorneys' Fees; Expenses. The Guarantor agrees to pay upon demand all of the Bank's costs and expenses, including attorneys' fees and legal expenses (whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings, appeals, and any anticipated post-judgment collection services), incurred in connection with the enforcement of this Guaranty.

         12. Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty Agreement in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty Agreement, or when this Guaranty Agreement is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor", "Borrower", and "Bank" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty Agreement. If a court of competent jurisdiction finds any provision of this Guaranty Agreement to be invalid or unenforceable as to any person or circumstance,

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

such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty Agreement in all other respects shall remain valid and enforceable. If any one or more of the Borrower or Guarantor are corporations or partnerships, it is not necessary for Bank to inquire into the powers of Borrower or the Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Guaranteed Obligation made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty Agreement.

         13. Waiver. The Bank shall not be deemed to have waived any rights under this Guaranty Agreement unless such waiver is given in writing and signed by the Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any such other right. A waiver by Bank of a provision of this Guaranty Agreement shall not prejudice or constitute a waiver of Bank's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty Agreement. No prior waiver by Bank, nor any course of dealing between Bank and the Guarantor, shall constitute a waiver of any Bank's rights or any of the Guarantor' obligations as to any future transactions. Whenever the consent of the Bank is required under this Guaranty Agreement, the granting of such consent by the Bank in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld at the sole discretion of the Bank.

         14. Amendment. No alteration of or amendment to this Guaranty Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. This Guaranty Agreement, together with the Loan Documents constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty.

         15. Secured Guaranty. The obligations of the Guarantor are intended to be, and are, secured by a Security Agreement by and between Lasertel, Inc., as debtor, and the Bank, as secured party, of even date herewith. In addition to the above described Security Agreement, and any other security given by the Guarantor to the Bank, upon an Event of Default the Bank is hereby authorized and empowered, at its option, to appropriate and apply to the payment and extinguishment of the Guaranteed Obligations, at any time after such liability becomes payable, any and all moneys or other property of the Guarantor and any proceeds thereof (including proceeds of sales provided for below) now or hereafter in the possession of the Bank for any purpose, including safekeeping or pledge for this or any other liability of the Guarantor, and including any balance on deposit or otherwise for the account of, to the credit of, or belonging to the Guarantor. The Bank is further hereby authorized and empowered, at its option, at any time after any Guaranteed Obligation become payable, to sell, assign and deliver any securities or property at any time given unto or left in the possession or custody of the Bank for any purpose (including safekeeping or pledge for this or any other liability of any of the Guarantors) by or for the Guarantor, or in which any Guarantor may have an interest, at public or private sale, for cash

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

or upon credit, or for future delivery, all at the option of the Bank, without demand, advertisement or notice, all of which are hereby expressly waived.

         GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AGREEMENT AND AGREES TO ITS TERMS.

         IN WITNESS WHEREOF, the parties have executed this Guaranty Agreement as a sealed instrument as of the date first above written.

                                              LASERTEL, INC.



/s/ Jennifer McKay Tardif                        By: /s/ Diane Bourque
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Witness                                          Name:   Diane Bourque
                                                 Title:     Secretary

The foregoing Guaranty Agreement is hereby accepted:

                                              CITIZENS BANK  NEW HAMPSHIRE



/s/ Vasiliki Canotas                         By: /s/ John Mercier
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Witness                                          John Mercier, Vice President













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